Union Security Insurance Company

Variable Account C

Wall Street Series Survivor VUL	033-65243
Wall Street Series VUL	333-69327
Harmony Investment Life	033-03919
Wall Street Series VUL220	033-28551
Wall Street Series VUL500	033-48266

Supplement Dated February 22, 2007 to the Prospectus Dated May 1, 2006

Effective March 30, 2007, the following changes are made to your prospectus:

Under the sub-section “Investment Management Fees and Other Expenses,” in the Annual Fund Operating Expenses table, the information for the Hartford Focus HLS Fund and its corresponding footnote are deleted and replaced with the following:

Fund	Management Fees		12b-1 Distribution and/or Servicing Fees	Other Expenses	Total Annual Fund Operating Expenses	Contractual Fee Waivers or Expense Reimbursements	Total Net Annual Fund Operating Expenses
Hartford Focus HLS Fund — Class IA	0.80	% (i)	N/A	0.07%	0.87%	N/A	0.87%

(i)  Effective March 30, 2007, HL Advisors has permanently reduced its management fee schedule for this fund.  Using the most recent fiscal year average net assets, the management fee decreased from 0.85% to 0.80%.

This supplement should be retained with the prospectus for future reference.

HV-6092